UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
July 15, 2008
UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	2-78572 (Commission File Number)	63-0833573 (IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama (Address of principal executive offices)	36504 (Zip Code)
Registrant’s telephone number, including area code:
(251) 446-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 15, 2008, J. Wayne Trawick resigned as a member of the Board of Directors of United Bancorporation of Alabama, Inc. (the “Company”). Mr. Trawick served on the Audit Committee of the Board of Directors of the Company at the time of his resignation.
     Mr. Trawick resigned subsequent to the removal, without cause, of four directors, including Mr. Trawick, from the Board of Directors of United Bank, the Company’s wholly-owned banking subsidiary.
     A copy of a letter from the Chairman of the Board of the Company to Mr. Trawick confirming his resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

99.1	Letter dated July 17, 2008 from William J. Justice to J. Wayne Trawick.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.
Date: July 20, 2008	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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